VALUED ADVISERS TRUST

Golub Group Equity Fund

Supplement to the Prospectus dated May 31, 2017

Supplement dated June 16, 2017

Portfolio Manager Information

The information in the prospectus regarding Mr. Michael Kon under the heading “Portfolio Management” is hereby revised to indicate that Mr. Kon has served as a portfolio manager of the Fund since January 1, 2017.

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund. Investors should retain this supplement for future reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866) 954-6682.